UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2024

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Blvd #230

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Galera Therapeutics, Inc. (the “Company”) has been scheduled for February 24, 2025.

Due to the fact that the date for the 2024 Annual Meeting is more than 60 days after the anniversary of the 2023 Annual Meeting of Stockholders of the Company, the Company is providing the new deadline for submission of any qualified stockholder proposal or qualified stockholder nomination.

Stockholders who wish to bring a director nomination or stockholder proposal (other than by means of inclusion of a stockholder proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) before the 2024 Annual Meeting must comply with the requirements set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). The advance notice provisions of the Bylaws contain informational content requirements that must be met when providing notice to the Company of matters to be brought before the 2024 Annual Meeting. The Bylaws require that any such stockholder’s notice be delivered to, or mailed and received by, the secretary of the Company, Joel Sussman, at the principal executive office of the Company not later than December 30, 2024. The Company’s principal executive office is at 45 Liberty Blvd., Suite 230, Malvern, Pennsylvania 19355.

To comply with the universal proxy rules pursuant to Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must additionally provide notice to the Company setting forth the information required by Rule 14a-19(b) under the Exchange Act, and such notice must be postmarked or transmitted electronically to the Company at its principal executive office no later than December 30, 2024.

For stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, such proposal must be received by the Company at its principal executive office no later than a reasonable time before the Company begins to print and send its proxy materials for the 2024 Annual Meeting to stockholders. The Company will consider proposals received on or before December 30, 2024 to have been received a reasonable time before the Company begins to print and send its proxy materials.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: December 20, 2024	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer